Exhibit 10.1

Execution Version

SECOND AMENDMENT TO TERM LOAN AGREEMENT

THIS SECOND AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) is entered into as of April 18, 2024, but effective as of March 31, 2024 (the “Amendment Effective Date”), by and among HNR ACQUISITION CORP, a Delaware corporation (“Borrower”), HNRA UPSTREAM, LLC, a Delaware limited liability company, HNRA PARTNER, INC., a Delaware corporation, POGO RESOURCES, LLC, a Texas limited liability company, and LH OPERATING, LLC, a Texas limited liability company (each as a “Guarantor”), and FIRST INTERNATIONAL BANK & TRUST, a North Dakota state banking institution (“Lender”).

W I T N E S S E T H:

WHEREAS, Borrower, Lender and the Guarantors are parties to that certain Senior Secured Term Loan Agreement dated as of November 15, 2023, as amended by that certain Amendment to Term Loan Agreement dated as of December 20, 2023 (as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Term Loan Agreement”, and as amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), whereby upon the terms and conditions therein Lender has agreed to make certain loans to Borrower;

WHEREAS, Borrower has requested that Lender waive certain requirements for deposit of funds in the Debt Service Reserve Account and amend the Existing Term Loan Agreement as set forth below; and

WHEREAS, subject to the terms and conditions hereof, Lender is willing to agree to the waivers and amendments to the Existing Term Loan Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:

SECTION 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Term Loan Agreement. The interpretive provisions set forth in Section 1.3 of the Term Loan Agreement shall apply to this Amendment.

SECTION 2. Waivers to Existing Term Loan Agreement. Borrower has requested and Lender has agreed to waive, effective on the Amendment Effective Date, Borrower’s obligation under Section 2.8(a) of the Existing Term Loan Agreement to deposit funds in the Debt Service Reserve Account such that the balance of the account equals $5,000,000 within 60 days following the Closing Date of the Existing Term Loan Agreement.

SECTION 3. Amendments to Existing Term Loan Agreement. Effective on the Amendment Effective Date, Section 2.8(a) of the Existing Term Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(a) (i) On the Closing Date, Borrower shall deposit at least $2,600,000 into the Debt Service Reserve Account, (ii) if at any time prior to December 31, 2024, Borrower or any of its Affiliates enters into a sale leaseback transaction with respect to any of its equipment (which, for the avoidance of doubt, is subject to the consent of the Lender), Borrower will deposit an amount equal to the greater of (A) $500,000 or (B) 10% of the proceeds of such transaction into the Debt Service Reserve Account on the effective date of such sale and leaseback transaction, and (iii) on or before December 31, 2024, Borrower shall deposit such additional amounts such that the balance of the Debt Service Reserve Account shall be equal to $5,000,000 at all times thereafter.”

SECTION 4. Conditions of Effectiveness. This Amendment shall become effective as of the Amendment Effective Date, subject to satisfaction of each of the following conditions precedent (or waiver in accordance with Section 10.1 of the Term Loan Agreement):

(a) Lender shall have received, in form and substance satisfactory to Lender, a counterpart of this Amendment which shall have been executed by Lender, each Guarantor and Borrower (which may be by PDF transmission);

(b) Lender shall have received, in form and substance satisfactory to Lender, a fully executed copy of the Sale/Lease Agreement which shall have been executed by Borrower and Equipment Lessor and a copy of any security interests recorded by Equipment Lessor in connection therewith (which copies may be by PDF transmission);

(c) Lender shall have received, in form and substance satisfactory to Lender, counterparts of the Collateral Assignment which shall have been executed by Lender, Borrower and Equipment Lessor (which may be by PDF transmission);

(d) Borrower shall have paid Lender’s reasonable and documented counsel fees and expenses incurred in negotiation and preparation of this Amendment, and for estimated fees charged by filing officers and other public officials incurred or to be incurred in connection with filing any recordation of any partial release of any Security Documents and for which invoices have been presented as of the Closing Date pursuant to Section 10.7(a) of the Term Loan Agreement; and

(e) each of the representations and warranties set forth in Section 5 of this Amendment shall be true and correct.

SECTION 5. Representations and Warranties. Borrower represents and warrants to Lender, with full knowledge that Lender is relying on the following representations and warranties in executing this Amendment, as follows:

(a) It has the organizational power and authority to execute, deliver and perform this Amendment, and all organizational action on the part of it requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken.

(b) The Term Loan Agreement, the Loan Documents and each and every other document executed and delivered to Lender in connection with this Amendment to which Borrower or any other Loan Party is a party constitute the valid and binding obligations of Borrower and such Loan Party, as applicable, enforceable against Borrower and such Loan Party, as applicable, in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(c) This Amendment does not and will not violate any provisions of any bylaws, limited liability company agreement or other organizational and governing documents of Borrower or any other Loan Party.

(d) No consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, and except for filings necessary to perfect or maintain perfection of the Liens created under the Loan Documents, is required in connection with the execution, delivery or performance by, or enforcement against, Borrower or any other Loan Party of this Amendment.

(e) Immediately after giving effect to this Amendment, the representations and warranties of Borrower and each other Loan Party contained in Article V of the Term Loan Agreement or in any other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), except that any representation and warranty which by its terms is made as of a specified date shall be required to be so true and correct in all material respects only as of such specified date.

(f) Immediately after giving effect to this Amendment, no Default or Event of Default shall exist and be continuing.

(g) Since November 15, 2023, no Material Adverse Change has occurred and is continuing or could reasonably be expected to have occurred and be continuing.

SECTION 6. Miscellaneous.

(a) Reference to the Term Loan Agreement. Upon the effectiveness hereof, on and after the Amendment Effective Date, each reference in the Term Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Existing Term Loan Agreement as amended hereby.

(b) Effect on the Term Loan Agreement; Ratification. Except as specifically amended or modified by this Amendment, the Existing Term Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed. By its acceptance hereof, Borrower hereby ratifies and confirms each Loan Document to which it is a party in all respects, after giving effect to the amendments set forth herein.

(c) Extent of Amendments. Except as otherwise expressly provided herein, the Existing Term Loan Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. Borrower hereby ratifies and confirms that (i) except as expressly amended or modified hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Existing Term Loan Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (iii) the Collateral and the Liens on the Collateral securing the Obligations are unimpaired by this Amendment and remain in full force and effect.

(d) Loan Documents. The Loan Documents, as such may be amended or modified in accordance herewith, are and remain valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity. This Amendment is a Loan Document.

(e) Claims. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Lender to enter into this Amendment, Borrower represents and warrants that, as of the date hereof, it does not know of any defenses, counterclaims or rights of setoff exercisable by it or any other Loan Party, except pursuant to the terms of the Term Loan Agreement and Loan Documents, if any, to the payment of any Obligations of Borrower or any other Loan Party to Lender.

(f) Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or PDF shall be equally as effective as delivery of a manually executed counterpart.

(g) Governing Law. This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of North Dakota.

(h) Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 7. NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AMENDMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY BORROWER, THE OTHER LOAN PARTIES, AND/OR LENDER REPRESENT THE FINAL AGREEMENT BETWEEN SUCH PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

SECTION 8. No Waiver. Borrower hereby agrees that except to the extent waived herein, no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Lender. Nothing contained in this Amendment (a) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Term Loan Agreement or the other Loan Documents, or (b) shall constitute or be deemed to constitute an election of remedies by Lender, or a waiver of any of the rights or remedies of Lender provided in the Term Loan Agreement, the other Loan Documents, or otherwise afforded at law or in equity.

Signatures Pages Follow

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

HNR ACQUISITION CORP,
as Borrower

By:	/s/ David M. Smith
	Name:	David M. Smith
	Title:	Secretary

HNRA UPSTREAM, LLC,
as Guarantor

By:	/s/ David M. Smith
	Name:	David M. Smith
	Title:	Secretary

HNRA PARTNER, INC.,
as Guarantor

By:	/s/ David M. Smith
	Name:	David M. Smith
	Title:	Secretary

POGO RESOURCES, LLC,
as Guarantor

By:	/s/ David M. Smith
	Name:	David M. Smith
	Title:	Secretary

LH OPERATING, LLC,
as Guarantor

By:	/s/ David M. Smith
	Name:	David M. Smith
	Title:	Secretary

FIRST INTERNATIONAL BANK & TRUST,
as Lender

By:	/s/ Mitchell Cook
	Name:	Mitchell Cook
	Title:	Market President, Twin Cities

Signature Page to Second Amendment to Term Loan Agreement